Newtek Business Services, Inc.

2005 Annual Shareholder Conference Call

April 4, 2006

Barry Sloane – CEO/Chairman

Michael J. Holden - CFO

Safe Harbor Statement

The statements in this slide presentation may contain forward-looking statements relating to such matters as anticipated future financial performance, business prospect, legislative developments and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause the Company's actual results to differ materially from the anticipated results expressed in the Company's forward looking statements such as intensified competition and/or operating problems on its operating business projects and their impact on revenues and profit margins or additional factors as described in Newtek Business Services' previously filed registration statements.

Also we need to point out that our Capcos operate under a different set of rules in each of the 8 jurisdictions and that these place varying requirements on the structure of our investments. In some cases, particularly in Louisiana, we don't control the equity or management of a qualified business, but that cannot always be presented orally or in written presentations.

Newtek has previously announced that it expected to file its Annual Report on Form 10-K late but no later than April 17, 2006. Despite this, the management of Newtek believes that the financial information disclosed in this document represents the financial position of the company as of December 31, 2005. However, this information has not as yet been finally reviewed by our independent auditors and could change before it is released in final form.

Newtek Business Services Financial Highlights for 2005

- Record revenues on a consolidated basis of $96 million up from $70.2 million in 2004
- Record revenues in the merchant processing segment of $33 million up from $19.1 million in 2004
- Record revenues in the webhosting segment of $10.7 million up from $4.4 million in 2004 (six months of operation)
- Record revenues in SBA Lending of $10.7 million up from $10.3 million in 2004
- Record pre tax net income in the merchant processing segment of $2 million up from $1.2 million in 2004
- Record pre tax net income in the webhosting segment of $3.6 million up from $2.3 million in 2004
- Earnings per share in 2005 of $0.22 on $34.3 million shares outstanding

Newtek
Business Services, Inc.
We do it better

Newtek Business Services Financial Strength

- $58 million in cash, cash equivalents, and short term treasuries and marketable securities
- $87 million in shareholders equity
- $2.51 in book value per share

Newtek
Business Services, Inc.
We do it better

Shareholder Equity



(in millions)
$100
$75
$50
$25
$10
22.1
40.2
77.1
87.2
2002
2003
2004
2005

Newtek
Business Services, Inc.
We do it better

Book Value Per Share


$3.00
$2.50
$2.00
$1.50
$1.00
0
$1.07
$1.54
$2.28
$2.51
2002
2003
2004
2005

Newtek
Business Services, Inc.
We do it better

Newtek Business Services Consolidated Balance Sheet

See Press Release

Newtek
Business Services, Inc.

We do it better

Is Newtek Over Leveraged?

Assets

Tax Credit Receivable

Small Business Loans

Liabilities

Interest Expense Payable

GE/CIT/Signature Bank Facility

Shareholder Equity

$87 million

Newtek
Business Services, Inc.

We do it better

What is Newtek?

- It is a major play into owning a distribution company whose target is the national small to medium-sized business market place
  - 23 million potential clients
  - 51% of GDP
  - 9 out of 10 U.S. businesses
- It is achieving its goals and quickly becoming the premier provider of business services and financial products with 60,000 clients
- It is a low cost provider of products and services
- It is a low cost acquirer of SMB customers

Newtek
Business Services, Inc.

We do it better

How is Newtek Accomplishing its Goal?

- By utilizing state of the art web-based proprietary technology
- Web-based referral systems
  - Allow referrals from alliance partners giving them a window into our back office operation
- Web-based applications as an in house tool to make our employees and associates efficient, smart & productive
  - High quality service - our clients don't type in data or hand write applications, nor do we require our alliance partners to
  - Operations modeled after Progressive and Geico Insurance

Newtek
Business Services, Inc.
We do it better

Who Uses Our Technology? Who Has Endorsed Its Use?

- Merrill Lynch
- CUNA – 9,600 credit unions
- NAVY Federal Credit Union
- UBS
- US WCC
- Citibank
- National Physicians Health Care
- GM Auto Minority Dealers Association

Newtek
Business Services, Inc.
We do it better

New Technology Launches

- New Website Launch
- Our Virtual Salesforce Offering

Newtek
Business Services, Inc.

We do it better

Who Are Our Future Users?

- Independent Agents
- Virtual Franchise

Newtek
Business Services, Inc.

We do it better

2005 Operational Highlights

- Newtek Business Services, Inc. Announces Relationships with over 90 Credit Unions
- Newtek Business Services, Inc. Signs Exclusive Agreement with the U.S. Women's Chamber of Commerce
- Newtek Business Services, Inc. Reports Gain from Selling Interest in Vicarious Visions
- Newtek Business Services, Inc. to Present at the ValueRich Small-Cap Financial Expo
- Newtek's Wilshire Group Announces New CAPCO N.Y. State Approves and Passes Programs
- Newtek Business Services, Inc. Announces Acquisition Invests and Commits $1 Million for Merchant Portfolio from Midwest Bancard Corporation
- Newtek Cites Value in National Lending Presence
- Newtek Business Services Forms an Alliance with the Louisiana Credit Union League
- Newtek Business Services, Inc. Launches Texas CAPCO; Submits $200 Million in Irrevocable Funding Commitments
- Michael J. Holden Appointed CFO of Newtek Business Services, Inc.
- Newtek Business Services, Inc. Set to Join the New Russell Microcap Index

Newtek
Business Services, Inc.

We do it better

2005 Operational Highlights Cont.

- Newtek Business Services, Inc. Signs Commitment Letter with GE Capital
- Wilshire Texas Partners Raises $23.4 Million; Texas Capco Funding Received
- Newtek Business Services Names Two New Independent Directors
- Newtek Business Services Reports Restatement of First Quarter Results
- Newtek Insurance Agency to be Endorsed by Navy Federal Financial Group
- Newtek Business Services, Inc. to Present at the Roth Capital Partners New York Conference
- Newtek Business Services, Inc. Closes Commitment with GE Commercial Finance
- Newtek Business Services, Inc. to Present at the Friedland Investment Events' Undervalued Equities Conference
- Newtek Business Services, Inc. to Present at the ValueRich Small-Cap Financial Expo
- Newtek Business Services Expands Alliance Relationship With CUNA Strategic Services
- Newtek Business Services, Inc. Signs Exclusive Agreement with CauseYouCare, LLC
- CrystalTech Announces Automated SSL Solution and iPod Sweepstakes

Newtek
Business Services, Inc.

We do it better

Key Variables for Successful Transition

- New CFO Michael Holden
  - 21 plus years of experience
- Management focus on building core business
- The business model is working
- Core business lines create $11.7 million of Projected EBITDA in 2005 and $ 15.7 million of Projected EBITDA in 2006
- Company's debt is manageable and can be paid off
- Systems, Product, and Technology are constantly being upgraded and developed to be the number one provider in the market
- Overhead and non-core business units are being pared to continuously improve cash flow

Newtek
Business Services, Inc.
We do it better

The Business Transition

The CAPCO business and market segment is being deemphasized…

Newtek
Business Services, Inc.

We do it better

Why CAPCO is being Deemphasized

- Lack of state Legislation – Product Creation
- We have enough capital to accomplish our mission
- Confusing income and balance sheet issues
- Greater value play in developing brand of products and services for SMB Market vs. Capital Creation (2003 Launch)
- Will be fully discussed at upcoming shareholder conference call
  - Including granular breakout of business lines and in depth analysis of cash flow creation by business segment

Newtek
Business Services, Inc.
We do it better

Income from Tax Credits

(in millions of dollars)


50
45
40
35
30
25
20
15
10
5
0
44.9
33.6
35.6
16.2
2003
2004
2005
2006
Projected

Newtek
Business Services, Inc.

We do it better

Capco Revenue as a Percentage Forecast


2002 Revenue $34.7*
88.3%
4.6%
7.2%
2003 Revenue $60.5*
74.3%
12.2%
10.4%
4.1%
Capcos & Other
Small Business Lending
Merchant Services
Web Hosting
Other
2004 Revenue $70.2*
51.7%
14.7%
6.3%
27.3%
2005 Revenue $95.8*
43.4%
11.1%
34.2%
11.3%

* Revenues in Millions

Newtek
Business Services, Inc.
We do it better

Newtek Summary

- The business model in transition is an investment opportunity
- The Small to Medium Size Business Market is valuable
- A Direct Distributor of products and services into the SMB market
  - Which acquires and processes business at a low cost is and will become increasingly valuable

Newtek
Business Services, Inc.

We do it better

2005 Segment Results

(in millions of dollars)

	Revenue	Pretax Net Income	EBITDA
Merchant Processing	32.8	2.3	3.4
Web Hosting	10.7	3.6	6.0
SBA Lending	10.7	0.0	2.1
CAPCO And Other	41.7	8.7	
Total	95.7	14.6	

Newtek
Business Services, Inc.

We do it better

2006 Segment Forecasts

(in millions of dollars)

	Revenue	Pretax Net Income	EBITDA
Merchant Processing	45.0-47.0	3.8-4.0	5.6-5.8
Web Hosting	12.5-13.0	2.0-2.4	5.3-5.7
SBA Lending	11.8-12.2	0.7-1.0	5.0-5.3
CAPCO	16.8-17.2	(4.6)-(5.0)	
All Other	4.9-5.3	(1.6)-(2.0)	
OH	5.8-6.1	(3.4)-(3.8)	
Eliminates	(4.8)-(4.8)		
Total	92.0-96.0	(3.1)-(3.4)	

Newtek
Business Services, Inc.
We do it better

Newtek
Business Services, Inc.
We do it better

Potential Merchant Processing Acquisitions

$10 Million target acquisitions of merchant portfolios

- $2.5 million purchased scheduled to close within 2 weeks
- $7.5 million purchase scheduled to close within 60 days

These acquisitions will:

- add additional processing platforms
- add 6,000 new customers
- add $600 million in processing volume

2005 - 2006 EBITDA By Segment

(in millions of dollars)

	2005	2006
Lending	2.1	5.0-5.3
Merchant Processing	3.4	5.6-5.8
Web Hosting	6.0	5.3-5.7

Newtek Business Services, Inc.

We do it better

Break Up Value for Value

Why is this measure more relevant than earnings per share.

Newtek
Business Services, Inc.

We do it better

Public Financial Technology Sector Universe

Median Price / Earnings Multiples by FT Sector

2006E Price / Earnings Multiples



Payment Software / Hardware 30.9 x
Global Securities Exchanges 28.0 x
Financial Media / Data Solutions 25.1 x
Alternative Trading Sys. / Mkt. Makers 24.6 x
eBrokerage / eFinance 23.0 x
Payments POS Devices / Solutions 22.6 x
Payment Processing / Outsourcing 22.3 x
Payroll / HR / Benefits Solutions 22.2 x
Investment Solutions 21.5 x
Banking Solutions 18.7 x
Insurance / Healthcare Solutions 18.6 x
Outsourced Processing Solutions 17.9 x
Trust and Services Focused FIs 16.5 x
Lending / Mortgage / Real Estate Solutions 12.7 x
Specialty Finance 12.6 x
Selected Diversified FIs 12.3 x
0 x 5 x 10 x 15 x 20 x 25 x 30 x 35 x

2007E Price / Earnings Multiples



18.0 x
24.8 x
22.3 x
19.0 x
19.6 x
17.6 x
18.6 x
19.6 x
16.8 x
14.9 x
16.4 x
15.5 x
15.0 x
11.6 x
11.2 x
11.4 x
0 x 5 x 10 x 15 x 20 x 25 x 30 x 35 x

FINANCIAL TECHNOLOGY PARTNERS

Public Financial Technology Sector Universe

Common Stock Comparison – Summary Analysis

Comparable FT Industry Segment	Percent of LTM High	Aggregate Market Value ($ mm)	Aggregate Enterprise Value [1] ($ mm)	Price / Earnings [2] CY 06E	Price / Earnings [2] CY 07E	EV / Revenue [3] CY 06E	EV / Revenue [3] CY 07E	LT Growth Rate	CY 06E P / E / G
Global Securities Exchanges	97 %	$74,254	$72,698	28.0 x	24.5 x	9.6 x	8.9 x	15 %	2.6 x
Alternative Trading Sys. / Mkt. Makers	93	14,226	13,236	24.6	19.0	2.6	2.3	16	1.9
eBrokerage / eFinance	81	54,103	54,636	23.0	19.6	5.6	5.1	13	1.5
Investment Solutions	92	42,296	47,222	21.5	16.8	3.0	2.8	15	1.5
Banking Solutions	87	34,149	38,030	18.7	14.9	2.0	1.8	15	1.2
Payment Processing / Outsourcing	84	63,330	68,654	22.3	18.6	2.3	2.1	15	1.5
Payroll / HR / Benefits Solutions	93	59,640	57,815	22.2	19.5	2.7	2.3	17	1.7
Financial Media / Data Solutions	90	82,395	91,993	25.1	22.3	2.9	3.0	15	1.7
Insurance / Healthcare Solutions	93	29,163	27,008	18.6	16.4	1.7	1.7	13	1.4
Payment Software / Hardware	83	13,242	13,101	30.9	18.0	1.9	1.7	19	1.5
Payments POS Devices / Solutions	90	23,917	22,708	22.6	17.6	1.6	1.5	19	1.3
Outsourced Processing Solutions	91	64,578	69,701	17.9	15.5	2.0	2.1	15	1.3
Lending / Mortgage / Real Estate Solutions	78	37,276	47,981	12.7	11.6	1.4	1.2	14	1.1
Specialty Finance	81	9,930	10,884	12.6	11.2	1.5	1.5	19	0.8
Trust and Services Focused FIs	96	134,293	NM	16.5	15.0	NM	NM	11	1.6
Selected Diversified FIs	98	1,896,319	NM	12.3	11.4	NM	NM	11	1.2
Median	**91 %**			**21.9 x**	**17.2 x**	**2.2 x**	**2.1 x**	**15 %**	**1.5 x**
Average	**89**			**20.6**	**17.0**	**2.9**	**2.7**	**15**	**1.5**

Note: Prices updated as of March 3, 2006. Shares calculated on a fully diluted basis.
(1) Defined as market value plus total debt, minority interest and preferred stock, less free cash.
(2) Selected Wall Street research analyst and First Call consensus estimates. All estimates exclude goodwill amortization.
(3) Selected Wall Street research analyst and First Call consensus estimates.

Common Stock Comparison

Payment Processing / Outsourcing and Payroll / HR / Benefits Solutions Companies

FT Sector / Company	Price 03/03/06	Percent of LTM High	Market Value ($ mm)	Enterprise Value ($ mm)	Price / Earnings CY 06E	Price / Earnings CY 07E	EV / Revenue CY 06E	EV / Revenue CY 07E	LT Growth Rate	CY 06E P / E / G
Payment Processing / Outsourcing										
First Data	$45.19	97 %	$35,316	$39,492	18.9 x	16.5 x	3.4 x	3.1 x	13 %	1.5 x
CheckFree	49.18	89	4,613	4,432	27.7	23.9	4.8	4.3	16	1.6
Global Payments	52.89	99	4,475	4,359	33.1	28.8	4.6	4.1	15	2.2
Total System Services	19.84	77	3,923	3,895	18.7	18.2	2.3	2.3	13	1.4
Alliance Data Systems	43.62	97	3,726	4,040	18.0	15.7	2.3	2.1	15	1.2
MoneyGram	28.33	97	2,466	2,616	21.0	19.4	2.4	2.2	13	1.7
Euronet Worldwide	35.08	98	1,375	1,518	31.1	25.7	2.4	2.0	25	1.2
eFunds	27.00	98	1,269	1,309	22.3	19.0	2.2	2.0	15	1.5
Deluxe	24.84	57	1,268	2,376	8.6	7.3	1.4	1.4	5	1.7
Wright Express	24.58	89	993	1,178	18.7	13.8	4.2	4.1	11	1.7
Heartland Payment Systems	22.10	80	900	815	32.3	23.9	0.9	0.7	27	1.2
iPayment	42.62	98	784	884	19.9	17.4	1.2	1.1	17	1.1
Optimal Group	18.33	81	425	257	18.6	14.2	1.1	0.9	NA	NA
TNS	15.76	61	378	465	15.1	12.8	1.6	1.4	18	0.9
Online Resources	13.15	94	368	313	31.5	23.4	4.3	3.5	20	1.6
Cybersource	8.53	93	302	255	31.8	22.2	3.8	3.0	23	1.4
Cass Information Systems	32.63	82	183	42	NA	NA	NA	NA	7	NA
Tier Technologies	7.82	80	159	103	24.4	NA	0.6	NA	14	1.7
LML Payment Systems	6.24	75	126	157	NA	NA	NA	NA	NA	NA
FreeStar	0.51	36	100	102	NA	NA	NA	NA	NA	NA
Electronic Clearing House	13.00	100	96	90	32.2	NA	1.3	NA	18	1.8
Pipeline Data	1.43	84	43	49	23.8	NA	1.7	NA	NA	NA
Boston Communications	1.80	23	32	(7)	NM	NA	NM	NM	25	NM
Global Axcess	0.29	80	5	11	NA	NA	NA	NA	NA	NA
Payment Data Systems	0.13	46	4	5	NA	NA	NA	NA	30	NA
Median		**84 %**			**22.3 x**	**18.6 x**	**2.3 x**	**2.1 x**	**15 %**	**1.5 x**
Payroll / HR / Benefits Solutions										
ADP	$46.28	96 %	$27,263	$25,766	22.2 x	19.5 x	2.7 x	2.5 x	12 %	1.9 x
Paychex	40.29	93	15,438	14,845	30.5	26.6	8.2	7.3	16	2.0
Sage Group	4.75	94	6,138	6,686	20.9	18.9	4.2	3.9	NA	NA
Ceridian	25.58	98	3,908	3,879	24.3	20.9	2.3	2.1	15	1.7
Hewitt	27.29	88	3,062	3,097	20.3	18.0	1.1	1.0	15	1.4
Administaff	49.73	98	1,453	1,334	33.9	26.9	1.0	0.8	20	1.7
Gevity HR	24.84	82	733	680	16.6	13.5	1.0	0.9	17	1.0
Ultimate Software	23.50	98	645	617	61.7	38.2	5.8	4.8	20	3.1
Kenexa	27.12	99	506	463	NM	NA	13.9	11.3	23	NM
Clark	11.00	59	193	493	19.2	14.6	1.8	1.6	17	1.2
Taleo	13.00	87	171	221	NA	NA	NA	NA	NA	NA
Workstream	2.01	36	99	94	NM	NA	2.8	2.3	23	NM
TeamStaff	1.63	91	31	40	NA	NA	NA	NA	NA	NA
Median		**93 %**			**22.2 x**	**19.5 x**	**2.7 x**	**2.3 x**	**17 %**	**1.7 x**

Michael J. Holden - CFO

Newtek
Business Services, Inc.

We do it better

Questions & Answers

Newtek
Business Services, Inc.

We do it better